Exhibit 99.2

Quarterly Financial and Operating Supplement For the Third Quarter Ended September 30, 2010 Ramco‐Gershenson Properties Trust 31500 Northwestern Highway Suite 300 Farmington Hills, MI 48334 (248) 350‐9900 www.rgpt.com

Ramco‐Gershenson Properties Trust Quarterly Financial and Operating Supplement September 30, 2010 (unaudited) Page Overview Company Information 2 Disclosures 3 Quarterly & Year‐to‐Date Financial Results Consolidated Balance Sheets 4 Consolidated Balance Sheets Detail 5 Consolidated Statements of Income 6 Consolidated Statements of Income Detail 7 Funds from Operations and Additional Disclosures 8 EBITDA 9 Quarterly & Year‐to‐Date Operating Information Property 10 TABLE OF CONTENTS Page 1 of 26 Same Analysis Leasing Activity ‐ Consolidated & Unconsolidated Portfolios 11 Redevelopment and Development Projects 12 Debt and Market Capitalization Information Summary of Debt Expiration ‐ Consolidated Properties 13 Summary of Outstanding Debt ‐ Consolidated Properties 14 Consolidated Market Data 15 Portfolio Information Top Twenty Tenants 16 Summary of Expiring GLA 17 Portfolio Summary Report 18‐20 Joint Venture Information Joint Venture Combining Balance Sheets 21 Joint Venture Contribution to Funds from Operations 22 Summary of Joint Venture Debt 23 Joint Venture Same Properties Analysis 24 Joint Venture Leasing Activity 25 Joint Venture Summary of Expiring GLA 26

Company Information: Ramco-Gershenson Properties Trust (NYSE:RPT) headquartered in Farmington Hills, Michigan, is a self-administered and self-managed real estate investment trust engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Southeastern and Mid-Atlantic United States. At September 30, 2010, the Company owned and managed a portfolio of 88 shopping centers with approximately 20.0 million square feet of gross leasable area, of which 15.4 million is owned by the Company or its joint ventures. The shopping centers are located in Michigan, Florida, Ohio, Georgia, Wisconsin, Indiana, New Jersey, Maryland, South Carolina, Virginia, Tennessee and Illinois. Analyst Coverage: Deutsche Bank Vincent Chao, CFA 212.250.6799 vincent.chao@db.com Keefe, Bruyette & Woods Benjamin Yang, CFA 415.591.1631 byang@kbw.com RBC Capital Markets Richard C. Moore, CFA 440.715.2646 rich.moore@rbccm.com J.P. Morgan Michael W. Mueller, CFA 212.622.6689 michael.w.mueller@jpmorgan.com KeyBanc Capital Markets Todd M. Thomas, CFA 917.368.2286 tthomas@keybanc.com Stifel Nicolaus Nathan Isbee 443.224.1346 nisbee@stifel.com Geographic Diversification by Annualized Base Rent:(1) Investor Relations: Dawn L. Hendershot Director of IR and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334 Phone: (248) 592-6202 E-mail: dhendershot@rgpt.com Website: www.rgpt.com

Ramco‐Gershenson Properties Trust Quarterly Financial and Operating Supplement September 30, 2010 (unaudited) Disclosures Forward‐Looking Statements Certain information contained in this Quarterly Financial and Operating Supplemental Information Package contain forward‐looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future. Management of Ramco‐Gershenson believes the expectations reflected in the forward‐looking statements are based on reasonable assumptions. It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing U.S. recession; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT. Additional information concerning factors that could cause actual results to differ from those forward‐looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10‐K for the year ended December 31, 2009. Copies of each filing may be obtained from the company or the Securities & Exchange Page 3 of 26 Commission. Funds From Operations Management considers funds from operations ("FFO") an appropriate supplemental measure of the financial performance of an equity REIT. Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"), gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures. FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance. We consider FFO as a useful measure for reviewing our comparative operating and financial performance. However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these companies.

Ramco‐Gershenson Properties Trust Consolidated Balance Sheets As of September 30, 2010 (unaudited) (in thousands) September 30, December 31, 2010 2009 ASSETS Income producing properties, at cost: Land 105,013 $ 99,147 $ Buildings and improvements 817,165 818,143 Less accumulated depreciation and amortization (204,279) (191,156) Income producing properties, net 717,899 726,134 Construction in progress and land held for development or sale (including $26,070 and $0 of consolidated variable interest entities, respectively) 90,709 78,161 Net real estate 808,608 $ 804,295 $ Equity investments in unconsolidated joint ventures 103,822 97,506 Cash and cash equivalents 5,525 8,800 Restricted cash 7,969 3,838 Accounts receivable, net 30,419 31,900 Notes receivable from unconsolidated joint ventures 16,824 12,566 Other assets, net 37,654 39,052 TOTAL ASSETS 1,010,821 $ 997,957 $ Page 4 of 26 LIABILITIES AND SHAREHOLDERS' EQUITY Mortgages and notes payable (including $4,605 and $0 of consolidated variable interest entities, respectively) 538,177 $ 552,551 $ Capital lease obligation 6,713 6,924 Accounts payable and accrued expenses 23,135 26,440 Distributions payable 6,627 5,477 TOTAL LIABILITIES 574,652 $ 591,392 $ Ramco‐Gershenson Properties Trust shareholders' equity: Common shares of beneficial interest, $0.01 par, 45,000 shares authorized, 37,947 and 30,907 shares issued and oustanding as of September 30, 2010 and December 31, 2009, respectively 379 $ 309 $ Additional paid‐in capital 562,934 486,731 Accumulated distributions in excess of net income (163,587) (117,663) Accumulated other comprehensive loss (380) (2,149) TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT 399,346 367,228 Noncontrolling interest 36,823 39,337 TOTAL SHAREHOLDERS' EQUITY 436,169 406,565 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY 1,010,821 $ 997,957

Ramco‐Gershenson Properties Trust Consolidated Balance Sheets Detail As of September 30, 2010 (unaudited) (in thousands) September 30, December 31, 2010 2009 Investment in Real Estate Construction in progress 1,698 $ 8,225 $ Land held for development or sale(1) 89,011 69,936 Construction in progress and land held for development or sale 90,709 78,161 Accounts Receivable Tenant accounts receivable, net 12,390 $ 14,786 $ Straight‐line rent receivable, net 18,029 17,114 Accounts receivable, net 30,419 $ 31,900 $ Other Assets leasing costs Page 5 of 26 Deferred 42,396 $ 40,922 $ Lease intangible assets 11,500 5,836 Deferred financing costs 6,714 10,525 Other 6,329 6,162 66,939 63,445 Less accumulated amortization (42,062) (37,766) 24,877 25,679 Prepaid expenses and other 12,777 13,373 Other assets, net 37,654 $ 39,052 $ (1) Refer to page 12 for a detailed breakdown of investment amount.

Ramco-Gershenson Properties Trust

Consolidated Statements of Income

For the Three and Nine Months Ended September 30, 2010 (unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2010	2009	Increase (Decrease)	2010	2009	Increase (Decrease)
REVENUE						
Minimum rent	$ 20,178	$ 20,157	$ 21	$ 60,812	$ 62,568	$ (1,756)
Percentage rent	137	397	(260)	353	650	(297)
Recovery income from tenants	6,873	7,628	(755)	22,171	24,704	(2,533)
Other property income	324	(65)	389	2,704	956	1,748
Management and other fee income	904	1,410	(506)	3,159	4,036	(877)
TOTAL REVENUE	**28,416**	**29,527**	**(1,111)**	**89,199**	**92,914**	**(3,715)**
EXPENSES						
Real estate taxes	3,816	4,452	(636)	12,777	13,773	(996)
Recoverable operating expense	3,527	3,351	176	10,937	11,438	(501)
Other non-recoverable operating expense	940	428	512	2,809	1,960	849
Depreciation and amortization	7,546	7,602	(56)	22,864	23,219	(355)
General and administrative	4,552	3,395	1,157	13,150	12,041	1,109
TOTAL EXPENSES	**20,381**	**19,228**	**1,153**	**62,537**	**62,431**	**106**
INCOME BEFORE OTHER INCOME, EXPENSES AND DISCONTINUED OPERATIONS	**8,035**	**10,299**	**(2,264)**	**26,662**	**30,483**	**(3,821)**
OTHER INCOME AND EXPENSES						
Other income (expense)	(388)	227	(615)	(1,021)	558	(1,579)
Gain on sale of real estate	1,633	4,610	(2,977)	2,132	5,011	(2,879)
Earnings (loss) from unconsolidated joint ventures	(1,362)	492	(1,854)	(662)	1,349	(2,011)
Interest expense	(8,581)	(7,757)	(824)	(26,207)	(23,765)	(2,442)
Provision for impairment	(28,787)	-	(28,787)	(28,787)	-	(28,787)
Impairment charge on unconsolidated joint ventures	-	-	-	(2,653)	-	(2,653)
Restructuring costs and other items	-	(335)	335	-	(1,551)	1,551
INCOME (LOSS) FROM CONTINUING OPERATIONS	**(29,450)**	**7,536**	**(36,986)**	**(30,536)**	**12,085**	**(42,621)**
DISCONTINUED OPERATIONS						
Gain (loss) on sale of real estate	-	2,886	(2,886)	(2,050)	2,886	(4,936)
Income (loss) from operations	8	229	(221)	(11)	274	(285)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	**8**	**3,115**	**(3,107)**	**(2,061)**	**3,160**	**(5,221)**
NET INCOME (LOSS)	(29,442)	10,651	(40,093)	(32,597)	15,245	(47,842)
Net (income) loss attributable to noncontrolling interest	2,701	(1,327)	4,028	4,131	(2,108)	6,239
NET INCOME (LOSS) ATTRIBUTABLE TO RAMCO-GERSHENSON PROPERTIES TRUST COMMON SHAREHOLDERS	**$ (26,741)**	**$ 9,324**	**$ (36,065)**	**$ (28,466)**	**$ 13,137**	**$ (41,603)**
EARNINGS PER COMMON SHARE, BASIC						
Continuing operations	$ (0.70)	$ 0.32	$ (1.02)	$ (0.77)	$ 0.54	$ (1.31)
Discontinued operations	-	0.13	(0.13)	(0.06)	0.14	(0.20)
	$ (0.70)	**$ 0.45**	**$ (1.15)**	**$ (0.83)**	**$ 0.68**	**$ (1.51)**
EARNINGS PER COMMON SHARE, DILUTED						
Continuing operations	$ (0.70)	$ 0.32	$ (1.02)	$ (0.77)	$ 0.54	$ (1.31)
Discontinued operations	-	0.13	(0.13)	(0.06)	0.14	(0.20)
	$ (0.70)	**$ 0.45**	**$ (1.15)**	**$ (0.83)**	**$ 0.68**	**$ (1.51)**
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING						
Basic	38,020	20,548	17,472	34,497	19,292	15,205
Diluted	38,020	20,548	17,472	34,497	19,292	15,205

RAMCO GERSHENSON PROPERTIES TRUST

Page 6 of 26

Ramco-Gershenson Properties Trust
Consolidated Statements of Income Detail
For the Three and Nine Months Ended September 30, 2010 (unaudited)
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2010	2009	Increase (Decrease)	2010	2009	Increase (Decrease)
Other property income						
Lease termination income	$ 1	$ (30)	$ 31	$ 1,178	$ 339	$ 839
Temporary income	140	174	(34)	347	370	(23)
TIF revenue	63	239	(176)	161	586	(425)
Other	120	(448)	568	1,018 [1]	(339)	1,357
Other property income	**$ 324**	**$ (65)**	**$ 389**	**$ 2,704**	**$ 956**	**$ 1,748**
Management and other fee income						
Management fees	$ 729	$ 735	$ (6)	$ 2,206	$ 2,233	$ (27)
Leasing fees	161	298	(137)	710	850	(140)
Development fees	14	278	(264)	243	714	(471)
Other	-	99	(99)	-	239	(239)
Management and other fee income	**$ 904**	**$ 1,410**	**$ (506)**	**$ 3,159**	**$ 4,036**	**$ (877)**
Other income (expense)						
Real estate taxes and insurance expense on development projects	$ (424)	$ -	$ (424)	$ (1,078)	$ -	$ (1,078)
Interest income	12	227	(215)	35	558	(523)
Other	24	-	24	22	-	22
Other income (expense)	**$ (388)**	**$ 227**	**$ (615)**	**$ (1,021)**	**$ 558**	**$ (1,579)**
Gain on sale of real estate						
Gain on sales of non-depreciable real estate	$ 1,633	$ -	$ 1,633	$ 2,132	$ 418	$ 1,714
Gain on sales of depreciable real estate	-	4,610	(4,610)	-	4,593	(4,593)
Gain on sale of real estate	**$ 1,633**	**$ 4,610**	**$ (2,977)**	**$ 2,132**	**$ 5,011**	**$ (2,879)**
Restructuring costs and other items						
Strategic review and proxy contest expenses	$ -	$ (335)	$ 335	$ -	$ (1,171)	$ 1,171
Restructuring expense	-	-	-	-	(380)	380
Restructuring costs and other items	**$ -**	**$ (335)**	**$ 335**	**$ -**	**$ (1,551)**	**$ 1,551**

[1] Includes $674K of lease rejection income from a bankruptcy claim in the nine months ended September 30, 2010.

RAMCO GERSHENSON PROPERTIES TRUST

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Ramco‐Gershenson Properties Trust Funds from Operations and Additional Disclosures For the Three and Nine Months Ended September 30, 2010 (unaudited) (in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2010 2009 2010 2009 Net income (loss) attributable to RPT common shareholders(1) (26,741) $ 9,324 $ (28,466) $ 13,137 $ Adjustments: Rental property depreciation and amortization expense 7,342 7,501 22,293 22,770 Pro rata share of real estate depreciation from unconsolidated joint ventures 1,702 1,677 5,081 5,012 Loss (gain) on sale of depreciable real estate ‐ (7,496) 2,050 (7,479) Noncontrolling interest in Operating Partnership (1,912) 1,327 (2,086) 2,108 FUNDS FROM OPERATIONS (19,609) 12,333 $ (1,128) 35,548 $ Impairment charges 30,607 ‐ 33,260 ‐ FUND FROM OPERATIONS, EXCLUDING IMPAIRMENTS 10,998 $ 12,333 $ 32,132 $ 35,548 $ Weighted average common shares 38,020 20,548 34,497 19,292 Shares issuable upon conversion of Operating Partnership units 2,902 2,919 2,902 2,919 Dilutive effect of securities ‐ ‐ ‐ ‐ WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED 40,922 23,467 37,399 22,211 FUNDS FROM OPERATIONS, PER DILUTED SHARE (0.48) $ 0.53 $ (0.03) $ 1.60 $ Impairment charges 0.75 ‐ 0.89 ‐ Page 8 of 26 p g FUNDS FROM OPERATIONS, EXCLUDING IMPAIRMENTS, PER DILUTED SHARE 0.27 $ 0.53 $ 0.86 $ 1.60 $ Dividend per common share 0.1633 $ 0.1633 $ 0.4898 $ 0.6259 $ Payout ratio ‐ FFO, excluding impairments (1) 60.7% 31.1% 57.0% 39.1% Additional Supplemental Disclosures: Consolidated: Straight‐line rental income 396 $ 139 $ 1,451 $ 619 $ Above/below market rent amortization (2) 7 192 28 Fair market value of interest adjustment ‐ acquired property 11 75 193 230 Stock‐based compensation expense 391 490 765 1,058 Pro‐rata share from Unconsolidated Joint Ventures: Straight‐line rental income 78 115 218 370 Above/below market rent amortization 13 (6) 132 14 Fair market value of interest adjustment ‐ acquired property 97 120 206 364 (1) Net income (loss) attributable to RPT common shareholders for the three months ended September 30, 2010 includes a non‐cash provision for impairment related to the value of certain development land parcels of $28,787 and an impairment of a long‐lived asset in an uncosolidated joint venture of $1,820. Net income (loss) attributable to RPT common shareholders for the nine months ended September 30, 2010 includes a non‐cash provision for impairment related to the value of certain development land parcels of $28,787, an impairment of a long‐lived asset in an unconsolidated joint venture of $1,820 and other than temporary impairment of our equity investments in unconsolidated joint ventures of $2,653.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Three and Nine Months Ended September 30, 2010 (unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2010	2009	2010	2009
EBITDA Calculation				
Income (loss) from continuing operations	$ (29,450)	$ 7,536	$ (30,536)	$ 12,085
Add Back:				
Gain on sale of depreciable real estate from continuing operations	-	(4,610)	-	(4,593)
Impairment charges	30,607	-	33,260	-
Restructuring costs and other items	-	335	-	1,551
Income (loss) from discontinued operations	8	229	(11)	274
Interest expense	8,581	7,757	26,207	23,765
Depreciation and amortization	7,546	7,602	22,864	23,219
Consolidated EBITDA	**$ 17,292**	**$ 18,849**	**$ 51,784**	**$ 56,301**
Scheduled mortgage principal payments	$ 1,200	$ 1,360	$ 3,531	$ 3,884
Debt and Coverage Ratios				
Consolidated net debt to EBITDA - annualized	7.8	7.2	7.8	7.2
Interest coverage ratio (EBITDA / interest expense)	2.0	2.4	2.0	2.4
Fixed charge coverage ratio (EBITDA / interest expense + scheduled mortgage principal pmts.	1.8	2.1	1.7	2.0
Operating Ratios				
GAAP NOI	$ 19,229	$ 19,886	$ 59,517	$ 61,707
Operating margin (GAAP NOI / total rental revenue)	69.9%	70.7%	69.2%	69.4%
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (1)				
Revenue from REIT owned properties	$ 27,512	$ 31,198	$ 86,040	$ 95,547
Revenue from joint venture properties	22,924	25,347	71,204	75,636
Revenue from non-REIT properties under management contract	900	937	2,706	2,775
Total rental revenues under management	$ 51,336	$ 57,482	$ 159,950	$ 173,958
General and administrative expense	$ 4,552	$ 3,395	$ 13,150	$ 12,041
General and administrative expense / total rental revenues under managemen	8.9%	5.9%	8.2%	6.9%

(1) General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and managed properties that are not owned.

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Ramco‐Gershenson Properties Trust Same Properties Analysis For the Three and Nine Months Ended September 30, 2010 (unaudited) (in thousands) 2010 2009 % Change 2010 2009 % Change Number of Properties (1) 49 49 0.0% 49 49 0.0% Occupancy 90.9% 94.3% ‐3.4% 90.9% 94.3% ‐3.4% REVENUE Minimum rent 18,226 $ 18,604 $ ‐2.0% 54,978 $ 56,594 $ ‐2.9% Percentage rent 137 172 ‐20.3% 320 393 ‐18.6% Recovery income from tenants 6,590 7,364 ‐10.5% 21,504 22,511 ‐4.5% Other property income 239 206 16.0% 518 459 12.9% 25,192 $ 26,346 $ ‐4.4% 77,320 $ 79,957 $ ‐3.3% EXPENSES Nine Months Ended September 30, Three Months Ended September 30, Page 10 of 26 Real estate taxes 3,655 $ 4,282 $ ‐14.6% 12,284 $ 12,952 $ ‐5.2% Recoverable operating expense 2,861 3,084 ‐7.2% 9,064 9,926 ‐8.7% Other non‐recoverable operating expense 487 503 ‐3.2% 1,843 2,139 ‐13.8% 7,003 $ 7,869 $ ‐11.0% 23,191 $ 25,017 $ ‐7.3% NET OPERATING INCOME 18,189 $ 18,477 $ ‐1.6% 54,129 $ 54,940 $ ‐1.5% Operating Expense Recovery Ratio 101.1% 100.0% 1.1% 100.7% 98.4% 2.3% (1) Excludes straight‐line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment. Operating Margin 69.7% 69.5% 0.3% 68.9% 67.8% 1.1%

Ramco Gershenson Properties Trust

Leasing Activity - Consolidated and Unconsolidated Portfolios

As of September 30, 2010

New leases	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF [1]	Rent Growth %	Wtd. Avg. Lease Term
3rd Quarter 2010	25	160,930	$10.37	$10.54	-1.6%	7.0
2nd Quarter 2010	29	152,024	$13.07	$13.42	-2.6%	7.9
1st Quarter 2010	20	140,170	$11.11	$11.54	-3.8%	7.9
Total 9 months	**74**	**453,124**	**$11.50**	**$11.81**	**-2.6%**	**7.6**

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF [1]	Rent Growth %	Wtd. Avg. Lease Term
3rd Quarter 2010	53	357,368	$12.56	$12.52	0.3%	4.5
2nd Quarter 2010	48	490,900	$8.83	$8.93	-1.2%	4.1
1st Quarter 2010	89	590,303	$9.66	$11.37	-15.1%	3.2
Total 9 months	**190**	**1,438,571**	**$10.10**	**$10.82**	**-6.7%**	**3.8**

Total Comparable Leases [2]	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF [1]	Rent Growth %	Wtd. Avg. Lease Term
3rd Quarter 2010	78	518,298	$11.88	$11.90	-0.2%	5.3
2nd Quarter 2010	77	642,924	$9.83	$9.99	-1.6%	5.0
1st Quarter 2010	109	730,473	$9.93	$11.40	-12.9%	4.1
Total 9 months	**264**	**1,891,695**	**$10.43**	**$11.06**	**-5.7%**	**4.7**

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF [1]	Rent Growth %	Wtd. Avg. Lease Term
3rd Quarter 2010	91	614,351	$12.10	N/A	N/A	6.0
2nd Quarter 2010	88	700,974	$10.61	N/A	N/A	5.9
1st Quarter 2010	111	797,831	$9.61	N/A	N/A	4.6
Total 9 months	**290**	**2,113,156**	**$10.67**	**N/A**	**N/A**	**5.4**

(1) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.

(2) Comparable leases represent those leases signed on spaces for which there was a former tenant.

RAMCO GERSHENSON PROPERTIES TRUST

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Ramco‐Gershenson Properties Trust Summary of Debt Expiration ‐ Consolidated Properties As of September 30, 2010 (unaudited) Cumulative Scheduled Total Percentage Percentage Amortization Scheduled Scheduled of Debt of Debt Year Payments Maturities Maturities Maturing Maturing 2010 1,301,855 $ 4,690,000 $ 5,991,855 $ 1.1% 1.1% 2011 5,348,217 77,969,921 83,318,138 15.5% 16.6% 2012 4,974,461 129,379,686 134,354,147 25.0% 41.6% 2013 4,314,130 30,121,368 34,435,498 6.4% 48.0% 2014 3,409,783 29,676,361 33,086,144 6.1% 54.1% 2015 3,155,856 73,189,467 76,345,323 14.2% 68.3% 2016 1,263,721 ‐ 1,263,721 0.2% 68.5% 2017 1,159,574 110,000,000 111,159,574 20.7% 89.2% Page 13 of 26 2018 1,044,700 ‐ 1,044,700 0.2% 89.4% 2019 962,435 3,148,141 4,110,576 0.8% 90.1% 2020 + 225,378 52,842,029 53,067,407 9.9% 100.0% Totals 27,160,110 $ 511,016,973 $ 538,177,083 $ (2) Scheduled maturities in 2012 include $99.5 million which represents the balance of the Secured Revolving Credit Facility drawn as of 09/30/10 due at maturity in December 2012. (1) Scheduled maturities in 2011 includes $30 million of Secured Term Loan Facility due June 2011.

Ramco‐Gershenson Properties Trust Redevelopment and Development Projects As of September 30, 2010 (in millions) Redevelopment Projects RPT Ownership % Project Description Projected Stabilization Date Stabilized Return on Cost (1) (2) Projected Stabilized NOI (3) Pro Rata Stabilized NOI Total Projected Cost (4) Pro Rata Projected Cost Pro Rata Cost to Date Pro Rata Cost to Complete West Allis Towne Centre ‐ West Allis, WI 100% Reconfigured center. Opened Burlington Coat in 71,000 SF. Completing small shop retenancy. Q4 2010 10.9% $1.4 $1.4 $12.4 $12.4 $10.3 $2.1 The Shops at Old Orchard ‐ W. Bloomfield, M 30% Opened Plum Market in 37,000 SF (specialty grocery). Completing small shop retenancy plus creation of an out parcel. Q4 2010 11.9% $1.2 $0.4 $10.4 $3.1 $2.8 $0.3 Total Current Redevelopments 11.6% $2.6 $1.8 $22.8 $15.5 $13.1 $2.4 Development Projects Project Description Cost to Date 6/30/10 Additions Dispositions Adjustments Impairment Cost to Date 9/30/10 Page 12 of 26 Hartland Towne Square ‐ Hartland Twp., MI 550,000 SF shopping center project. $37.4 $0.5 ($0.4) ($5.0) $32.5 (5) The Town Center at Aquia ‐ Stafford, VA Phased mixed‐use project. $16.1 $0.2 $17.3 (6) ($16.2) $17.4 (7) Gateway Commons ‐ Lakeland, FL 375,000 SF shopping center project. $24.1 $0.2 ($3.3) $21.0 Parkway Shops ‐ Jacksonville, FL 350,000 SF shopping center project. $13.6 $0.1 ($3.7) $10.0 Other Various parcels near existing assets. $7.3 $0.2 $1.2 (8) ($0.6) $8.1 Total Land Held for Development or Sale $98.5 $1.2 ($0.4) $18.5 ($28.8) $89.0 (1) Percentage based on actual numbers before rounding. (2) Does not include fees earned by RPT. (3) Represents incremental change in revenue. (4) Represents incremental costs. (5) Consolidated in Q1 2010 and includes $25.8 million of consolidated variable interest. RPT controlling interest of 20% in joint venture, plus 100% ownership of two TRS assets. (6) Net book value of buildings to be demolished reclassified from Income Producing Properties to Land Held for Development or Sale. (7) Does not include $23.4 million related to the phase I office building or $4.1 million related to the net book value of existing Income Producing Properties at Aquia. (8) Land parcel reclassified from Income Producing Properties to Land Held for Development or Sale.  Development or Sale.

Ramco‐Gershenson Properties Trust Summary of Outstanding Debt ‐ Consolidated Properties As of September 30, 2010 (unaudited) Balance Stated % of at Interest Loan Maturity Total Property Name Location Lender or Servicer 09/30/2010 Rate Type Date Indebtedness Mortgage Debt Parkway Shops Jacksonville, FL River City Signature land contract 4,690,000 $ 7.0000% Fixed Nov‐10 0.9% Madison Center Madison Heights, MI LaSalle Bank N.A. 9,252,002 7.5080% Fixed May‐11 1.7% Gaines Marketplace Gaines Twp., MI Huntington Bank 6,937,118 5.5000% Variable Jun‐11 1.3% Beacon Square Grand Haven, MI Huntington Bank 7,151,893 5.2500% Variable Jun‐11 1.3% Lakeshore Marketplace Norton Shores, MI Wells Fargo/Midland 14,412,262 7.6470% Fixed Aug‐11 2.7% Parkway Shops Jacksonville, FL St. Johns land contract 2,166,775 6.0000% Fixed Nov‐11 0.4% Hartland Towne Square Hartland, MI Huntington Bank 3,900,000 6.0000% Variable Dec‐11 0.7% Hartland Towne Square Hartland, MI Huntington Bank 4,605,000 6.0000% Variable Dec‐11 0.9% Sunshine Plaza Tamarac, FL Nationwide Life 10,914,349 7.3500% Fixed May‐12 2.0% Coral Creek Coconut Creek, FL Key Bank 9,234,302 6.7800% Fixed Jul‐12 1.7% The Crossroads Royal Palm Beach, FL L.J. Melody & Co./Salomon 11,005,858 6.5000% Fixed Aug‐12 2.0% East Town Plaza Madison, WI Citigroup Global Markets 10,780,779 5.4500% Fixed Jul‐13 2.0% Centre at Woodstock Woodstock, GA Wachovia 4,019,874 6.9100% Fixed Jul‐13 0.7% Kentwood Towne Centre Kentwood, MI Nationwide Life 8,953,519 5.7400% Fixed Jul‐13 1.7% Lantana Shopping Center Lantana, FL Key Bank 9,669,043 4.7600% Fixed Aug‐13 1.8% The Auburn Mile Auburn Hills, MI Citigroup Global Markets 7,136,844 5.3800% Fixed May‐14 1.3% Crossroads Centre Rossford, OH Citigroup Global Markets 24,859,085 5.3800% Fixed May‐14 4.6% Ramco Aquia Office LLC Stafford JPMorgan Chase Bank N A 14 658 893 5 7980% Fixed 15 2 7% Page 14 of 26 Stafford, VA Bank, N.A. 14,658,893 5.7980% Jun‐2.7% Jackson West Jackson, MI Key Bank 17,180,000 5.2000% Fixed Nov‐15 3.2% West Oaks I Novi, MI Key Bank 27,300,000 5.2000% Fixed Nov‐15 5.1% New Towne Plaza Canton Twp., MI Deutsche Bank 19,800,000 5.0910% Fixed Dec‐15 3.7% Hoover Eleven Warren, MI Canada Life/GMAC 4,967,313 7.6250% Fixed Feb‐16 0.9% River City Marketplace Jacksonville, FL JPMorgan Chase Bank, N.A. 110,000,000 5.4355% Fixed Apr‐17 20.4% Hoover Eleven Warren, MI Canada Life/GMAC 1,943,943 7.2000% Fixed May‐18 0.4% Crossroads Centre Home Depot Rossford, OH Farm Bureau 3,907,655 7.3800% Fixed Dec‐19 0.7% West Oaks II & Spring Meadows Place Novi, MI / Holland, OH JPMorgan Chase Bank, N.A. 31,105,576 6.4950% Fixed Apr‐20 5.8% Subtotal Mortgage Debt 380,552,083 $ 5.8348% 70.7% Corporate Debt Secured Term Loan Facility (1) Key Bank, as agent 30,000,000 $ 6.6467% Fixed Jun‐11 5.6% Secured Revolving Credit Facility (1) Key Bank, as agent 60,000,000 6.5633% Fixed Dec‐12 11.1% Secured Revolving Credit Facility Key Bank, as agent 39,500,000 5.5698% Variable Dec‐12 7.4% Junior Subordinated Note (2) The Bank of New York Trust Co 28,125,000 7.8700% Fixed Jan‐38 5.2% Subtotal Corporate Debt 157,625,000 $ 6.5634% 29.3% Total debt 538,177,083 $ 6.0482% 100.0% (1) Effectively converted to fixed rate through swap agreements that expire in December of 2010. (2) Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.

Ramco‐Gershenson Properties Trust Consolidated Market Data As of September 30, 2010 2010 2009 Market price per common share 10.71 $ 8.92 $ Common shares outstanding 38,019,584 30,785,476 Operating Partnership Units 2,902,162 2,918,574 Total common shares and equivalents 40,921,746 33,704,050 Equity market capitalization 438,271,900 $ 300,640,126 $ Fixed rate debt 476,083,071 $ 479,001,961 $ Variable rate debt 62,094,012 64,514,674 538 177 083 $ 543 516 635 $ September 30, Page 15 of 26 Total fixed and variable rate debt 538,177,083 543,516,635 Capital lease obligation 6,713,106 6,992,232 Cash and cash equivalents (5,525,000) (8,594,000) Net debt 539,365,189 $ 541,914,867 $ Equity market capitalization 438,271,900 $ 300,640,126 $ Total market capitalization 977,637,089 $ 842,554,993 $ Net debt to total market capitalization 55.2% 64.3%

Ramco-Gershenson Properties Trust
Top Twenty Tenants (ranked by annualized base rent)
As of September 30, 2010

Tenant Name	Credit Rating S&P/Moody's [1]	Number of Leases	Leased GLA SF	Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	Annualized Base Rental Revenue
T.J. Maxx/Marshalls	A/A3	20	636,154	4.1%	$ 5,866,497	$ 9.22	3.9%
Publix Super Market	NR/NR	12	574,794	3.7%	4,534,891	7.89	3.0%
Home Depot	BBB+/Baa1	3	384,690	2.5%	2,857,500	7.43	1.9%
Kmart/Sears	BB-/Ba2	6	618,341	4.0%	2,717,603	4.39	1.8%
OfficeMax	B/B1	11	252,045	1.6%	2,699,078	10.71	1.8%
Dollar Tree	NR/NR	28	294,116	1.9%	2,565,018	8.72	1.7%
Jo-Ann Fabrics	BB-/NR	6	218,993	1.4%	2,445,621	11.17	1.6%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,376,333	6.59	1.6%
Staples	BBB/Baa2	10	224,292	1.5%	2,277,886	10.16	1.5%
Best Buy	BBB-/Baa2	5	176,677	1.1%	2,214,623	12.53	1.5%
PETsMART	BB/NR	7	160,428	1.1%	2,160,407	13.47	1.4%
Michaels Stores	B-/B3	9	199,724	1.3%	2,124,876	10.64	1.4%
Gander Mountain	NR/NR	2	159,791	1.0%	1,899,745	11.89	1.3%
Lowe's Home Centers	A/A1	2	270,394	1.8%	1,822,956	6.74	1.2%
Meijer	NR/NR	2	397,428	2.6%	1,697,000	4.27	1.1%
Kroger	BBB/Baa2	3	207,709	1.4%	1,676,417	8.07	1.1%
Office Depot	B/B2	7	168,832	1.1%	1,674,772	9.92	1.1%
Bed Bath & Beyond	BBB/NR	5	154,599	1.0%	1,658,456	10.73	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.1%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.0%
Sub-Total top 20 tenants		**150**	**5,812,880**	**37.8%**	**$ 48,491,269**	**$ 8.34**	**32.1%**
Remaining tenants		1,378	7,987,783	52.0%	102,382,726	12.82	67.9%
Sub-Total all tenants		**1,528**	**13,800,663**	**89.8%**	**$ 150,873,995**	**$ 10.93**	**100.0%**
Vacant		405	1,564,941	10.2%	N/A	N/A	N/A
Total including vacant		**1,933**	**15,365,604**	**100.0%**	**$ 150,873,995**	**N/A**	**100.0%**

[1] Source: Latest Company filings per CreditRiskMonitor.

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Ramco‐Gershenson Properties Trust Summary of Expiring GLA As of September 30, 2010 Expiration Year Number of Leases Square Feet % of SF % of ABR ABR psf Number of Leases Square Feet % of SF % of ABR ABR psf Number of Leases Square Feet % of SF % of ABR ABR psf (2) ‐ ‐ 0.0% 0.0% ‐ $ 34 74,235 1.3% 1.6% 16.25 $ 34 74,235 0.5% 0.8% 16.25 $ 2010 2 46,128 0.5% 0.5% 7.80 45 138,454 2.4% 2.0% 11.04 47 184,582 1.2% 1.3% 10.23 2011 9 279,674 2.9% 2.8% 7.63 257 815,709 14.3% 16.0% 14.66 266 1,095,383 7.1% 9.3% 12.87 2012 16 710,953 7.4% 5.8% 6.22 266 875,373 15.3% 19.3% 16.51 282 1,586,326 10.3% 12.5% 11.90 2013 27 966,086 10.0% 11.1% 8.72 239 684,533 12.0% 15.5% 16.86 266 1,650,619 10.7% 13.2% 12.10 2014 23 1,070,539 11.1% 9.0% 6.41 153 559,318 9.8% 11.5% 15.41 176 1,629,857 10.6% 10.3% 9.50 2015 26 1,027,948 10.6% 11.5% 8.52 126 482,306 8.4% 9.9% 15.27 152 1,510,254 9.8% 10.7% 10.67 2016 30 1,227,709 12.7% 12.7% 7.90 74 383,223 6.7% 8.7% 16.90 104 1,610,932 10.5% 10.7% 10.04 2017 17 646,197 6.7% 10.5% 12.40 30 140,500 2.5% 3.3% 17.81 47 786,697 5.1% 7.0% 13.37 2018 13 466,343 4.8% 6.7% 11.00 27 122,532 2.1% 2.9% 17.79 40 588,875 3.8% 4.8% 12.41 2019 10 524,180 5.4% 6.4% 9.36 22 99,435 1.7% 2.1% 15.70 32 623,615 4.1% 4.3% 10.37 2020+ 32 2,152,953 22.3% 23.0% 8.11 50 306,335 5.5% 7.2% 17.32 82 2,459,288 16.1% 15.1% 9.26 Sub‐Total 205 9,118,710 94.4% 100.0% 8.35 $ 1,323 4,681,953 82.0% 100.0% 15.95 $ 1,528 13,800,663 89.8% 100.0% 10.93 $ Vacant 15 536,284 5.6% N/A N/A 390 1,028,657 18.0% N/A N/A 405 1,564,941 10.2% N/A N/A Anchor Tenants [1] Non‐Anchor Tenants All Leases Page 17 of 26 Total 220 9,654,994 100.0% 100.0% N/A 1,713 5,710,610 100.0% 100.0% N/A 1,933 15,365,604 100.0% 100.0% N/A (1) Anchor is defined as a tenant leasing 19,000 square feet or more. (2) Tenants currently under month to month lease or in the process of renewal.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of September 30, 2010

Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Company Owned GLA (1)			Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)
						Total	Anchor	Non-Anchor					
Consolidated Portfolio													
Florida													
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	34	109,312	109,312	42,112	67,200	97,337	90.8%	89.0%	$ 15.14	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22	123,610	123,610	61,166	62,444	105,436	85.3%	85.3%	11.06	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	11	167,387	134,707	102,027	32,680	134,707	100.0%	100.0%	6.00	(Goodwill), Save-A-Lot, Beall's
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	25	93,598	93,598	35,768	57,830	77,602	82.9%	82.9%	9.85	Linens 'N Things (5)
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	69	881,385	538,884	323,907	214,977	517,156	96.0%	96.0%	15.64	(Wal-Mart), (Lowe's), Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16	62,038	62,038	37,888	24,150	58,538	94.4%	94.4%	12.21	Publix
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	16	136,647	136,647	90,173	46,474	123,234	90.2%	90.2%	8.83	Beall's Outlet (6), Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	19	96,790	96,790	31,700	65,090	66,965	69.2%	69.2%	8.60	Beall's Clearance Store (3)
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28	237,026	237,026	146,409	90,617	208,116	88.2%	87.8%	7.98	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35	120,092	120,092	42,112	77,980	94,409	78.6%	78.6%	15.31	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24	186,496	186,496	125,141	61,355	94,655	50.8%	50.8%	8.46	Sweet Bay
Total / Average				299	2,214,381	1,839,200	1,038,403	800,797	1,578,155	86.0%	85.8%	$ 11.78	
Georgia													
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14	86,748	86,748	51,420	35,328	69,660	80.3%	80.3%	$ 11.21	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15	170,475	170,475	138,915	31,560	170,475	100.0%	100.0%	5.14	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell, GA	100%	1986/1996/NA	24	107,053	107,053	39,668	67,385	77,355	73.2%	72.3%	10.58	Studio Movie Grill
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22	97,001	97,001	47,955	49,046	82,602	87.8%	85.2%	10.44	Publix (3)
Mays Crossing	Stockbridge, GA	100%	1984/1997/2007	20	137,284	137,284	100,244	37,040	129,784	94.5%	94.5%	6.56	Value Village, Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	34	280,225	280,225	199,555	80,670	136,570	48.7%	48.7%	10.33	Farmers Home Furniture, Publix
Total / Average				129	878,786	878,786	577,757	301,029	666,446	76.3%	75.8%	$ 8.40	
Illinois													
Liberty Square	Wauconda, IL	100%	1987/2010/2008	26	107,369	107,369	54,522	52,847	95,243	89.4%	88.7%	$ 13.28	Jewel-Osco
Total/Average				26	107,369	107,369	54,522	52,847	95,243	89.4%	88.7%	$ 13.28	
Michigan													
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	154,703	51,387	-	51,387	45,932	89.4%	89.4%	$ 17.00	(Home Depot)
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	248,206	135,330	65,735	69,595	123,280	91.1%	91.1%	9.77	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights, MI	100%	1985/1996/2009	11	102,001	102,001	50,852	51,149	92,815	91.0%	91.0%	6.98	Hobby Lobby
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8	99,281	99,281	55,175	44,106	99,281	100.0%	100.0%	16.00	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	287,453	169,676	117,972	51,704	163,322	96.3%	96.3%	9.78	Farmer Jack/A&P (3), Office Depot (3), (Target), TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	312,950	85,757	23,524	62,233	61,722	72.0%	72.0%	11.72	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	23	338,808	137,508	56,586	80,922	124,501	90.5%	90.5%	13.06	Best Buy, Citi Trends, (Target), (Burlington Coat Factory)
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8	68,326	68,326	32,384	35,942	68,326	100.0%	100.0%	6.08	Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2004/2004/NA	15	392,169	392,169	351,981	40,188	389,169	99.2%	99.2%	4.47	Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	49	292,027	292,027	153,810	138,217	221,488	75.8%	75.8%	12.30	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	62	652,770	398,528	222,192	176,336	369,959	92.8%	92.8%	9.69	Kohl's, (Sears), (Target), TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5	210,321	210,321	194,484	15,837	190,838	90.7%	90.7%	7.11	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.9%	1988/1996//NA	18	286,061	184,152	122,887	61,265	154,702	90.5%	84.0%	5.94	Hobby Lobby, OfficeMax, (Rooms Today)
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9	141,073	141,073	126,195	14,878	141,073	100.0%	100.0%	3.98	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	474,453	347,653	258,638	89,015	340,027	97.8%	97.8%	7.93	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, TJ Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20	136,422	136,422	93,380	43,042	124,663	92.9%	91.4%	10.21	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	14	227,088	227,088	167,830	59,258	188,666	83.1%	83.1%	5.89	Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	17	189,223	189,223	126,425	62,798	177,223	98.9%	93.7%	9.84	Kohl's, Jo-Ann
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20	152,373	152,373	79,744	72,629	143,773	94.4%	94.4%	8.67	TJ Maxx, Hobby Lobby
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9	246,968	246,968	206,747	40,221	246,968	100.0%	100.0%	6.90	Marshalls, Wal-Mart, Office Depot (3)
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8	19,925	19,925	-	19,925	18,425	100.0%	92.5%	23.13	
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14	165,999	165,999	128,339	37,660	161,309	97.2%	97.2%	7.64	Burlington Coat Factory, Marshalls, Staples
Tel-Twelve	Southfield, MI	100%	1968/1996/2005	21	523,411	523,411	479,869	43,542	520,411	99.4%	99.4%	10.84	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
The Auburn Mile	Auburn Hills, MI	100%	2000/1999/NA	7	624,212	90,553	64,315	26,238	90,553	100.0%	100.0%	10.66	(Best Buy), (Target), (Meijer), (Costco), Jo-Ann, Staples
West Oaks I	Novi, MI	100%	1979/1996/2004	8	243,987	243,987	213,717	30,270	243,987	100.0%	100.0%	9.55	Best Buy, DSW Shoe Warehouse, Gander Mountain, Home Goods, Michaels, Old Navy
West Oaks II	Novi, MI	100%	1986/1996/2000	30	389,094	167,954	90,753	77,201	165,946	99.4%	98.8%	17.18	(Value City Furniture), (Bed Bath & Beyond), Marshalls, (Toys "R" Us), (Kohl's), Jo-Ann
Total / Average				460	6,979,304	4,979,092	3,483,534	1,495,558	4,668,359	94.3%	93.8%	$ 9.15	

RAMCO GERSHENSON PROPERTIES TRUST
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Ramco‐Gershenson Properties Trust Portfolio Summary Report As of September 30, 2010 Property Name Location Ownership % Number of Units Total Center GLA (1) Total Anchor Non‐Anchor Occupied % Leased % Occupied ABR psf Anchor Tenants (2) Year Built / Acquired / Renovated Company Owned GLA (1) Ohio Crossroads Centre Rossford, OH 100% 2001/2001/NA 22 470,245 344,045 244,991 99,054 334,105 97.1% 97.1% 9.01 $ Home Depot, (Target), Giant Eagle, Michaels, T J Maxx OfficeMax Center Toledo, OH 100% 1994/1996/NA 1 22,930 22,930 22,930 ‐ 22,930 100.0% 100.0% 12.10 OfficeMax Rossford Pointe Rossford, OH 100% 2006/2005/NA 6 47,477 47,477 41,077 6,400 45,877 96.6% 96.6% 9.86 PETsMART, Office Depot (3) Spring Meadows Place Holland, OH 100% 1987/1996/2005 28 596,587 211,817 110,691 101,126 195,003 92.1% 92.1% 11.16 (Dick's Sporting Goods), (Best Buy), (Kroger), (Target), Ashley Furniture, OfficeMax, PETsMART, T J Maxx, (Sam's Club), (Big Lots), (Guitar Center) Troy Towne Center Troy, OH 100% 1990/1996/2003 18 341,719 144,610 86,584 58,026 143,170 99.0% 99.0% 6.30 (Wal‐Mart), Kohl's Total / Average 75 1,478,958 770,879 506,273 264,606 741,085 96.1% 96.1% 9.20 $ South Carolina Taylors Square Taylors, SC 100% 1989/1997/2005 13 241,236 33,791 ‐ 33,791 22,124 95.8% 65.5% 17.23 $ (Wal‐Mart) Total / Average 13 241,236 33,791 ‐ 33,791 22,124 95.8% 65.5% 17.23 $ Tennessee Northwest Crossing Knoxville, TN 100% 1989/1997/NA 10 304,224 96,279 66,346 29,933 96,279 100.0% 100.0% 8.76 $ (Wal‐Mart), Ross Dress For Less, HH Gregg Northwest Crossing II Knoxville, TN 100% 1999/1999/NA 2 28,174 28,174 23,500 4,674 28,174 100.0% 100.0% 11.38 OfficeMax Total / Average 12 332,398 124,453 89,846 34,607 124,453 100.0% 100.0% 9.35 $ Wisconsin East Town Plaza Madison, WI 100% 1992/2000/2000 18 341,954 208,959 144,685 64,274 185,469 88.8% 88.8% 9.18 $ Burlington Coat Factory, Marshalls, Jo‐Ann, Borders, (Toys "R" Us), (Shopko) Total / Average 18 341,954 208,959 144,685 64,274 185,469 88.8% 88.8% 9.18 $ Consolidated Portfolio Subtotal / Average 1032 12,574,386 8,942,529 5,895,020 3,047,509 8,081,334 90.9% 90.4% 9.68 $ Consolidated Portfolio Under Redevelopment: The Towne Center at Aquia [4] Stafford, VA 100% 1989/1998/NA 16 138,508 138,508 86,184 52,324 127,769 92.2% 92.2% 20.50 $ Northrop Grumman, Regal Cinemas West Allis Towne Centre West Allis, WI 100% 1987/1996/NA 29 315,636 315,636 179,818 135,818 268,935 88.1% 85.2% 8.20 Burlington Coat Factory, Kmart, Office Depot Total / Average 45 454 144 454 144 266 002 188 142 396 704 89 4% 87 4% 12 16 $ 454,144 454,144 266,002 188,142 396,704 89.4% 87.4% 12.16 Consolidated Portfolio Subtotal / Average 1077 13,028,530 9,396,673 6,161,022 3,235,651 8,478,038 90.8% 90.2% 9.79 $ Joint Venture Portfolio at 100% Florida Cocoa Commons Cocoa, FL 30% 2001/2007/NA 23 90,116 90,116 51,420 38,696 76,020 84.4% 84.4% 12.12 $ Publix Cypress Point Clearwater, FL 30% 1983/2007/NA 22 167,280 167,280 103,085 64,195 147,715 95.1% 88.3% 11.71 Burlington Coat Factory, The Fresh Market Kissimmee West Kissimmee, FL 7% 2005/2005/NA 17 300,186 115,586 67,000 48,586 97,171 84.1% 84.1% 11.90 Jo‐Ann, Marshalls, (Target) Marketplace of Delray Delray Beach, FL 30% 1981/2005/NA 49 238,901 238,901 107,190 131,711 208,950 88.0% 87.5% 12.16 Office Depot, Ross Dress For Less, Winn‐Dixie Martin Square Stuart, FL 30% 1981/2005/NA 15 331,105 331,105 291,432 39,673 301,931 91.2% 91.2% 6.24 Home Depot, Sears, Staples Mission Bay Plaza Boca Raton, FL 30% 1989/2004/NA 58 272,866 272,866 154,637 118,229 186,766 91.6% 68.4% 21.49 LA Fitness Sports Club, OfficeMax, Toys "R" Us Shenandoah Square Davie, FL 40% 1989/2001/NA 40 123,646 123,646 42,112 81,534 120,166 97.2% 97.2% 14.93 Publix Shoppes of Lakeland Lakeland, FL 7% 1985/1996/NA 22 312,288 188,888 122,441 66,447 155,289 96.5% 82.2% 11.93 Michaels, Ashley Furniture, (Target) The Plaza at Delray Delray Beach, FL 20% 1979/2004/NA 48 331,496 331,496 193,967 137,529 293,688 88.6% 88.6% 14.99 Books‐A‐Million, Marshalls, Publix, Regal Cinemas, Ross Dress For Less (6), Staples Treasure Coast Commons Jensen Beach, FL 30% 1996/2004/NA 3 92,979 92,979 92,979 ‐ 92,979 100.0% 100.0% 12.42 Barnes & Noble, OfficeMax, Sports Authority Village of Oriole Plaza Delray Beach, FL 30% 1986/2005/NA 39 155,752 155,752 42,112 113,640 147,092 94.4% 94.4% 13.24 Publix Village Plaza Lakeland, FL 30% 1989/2004/NA 25 146,755 146,755 64,504 82,251 112,892 76.9% 76.9% 12.59 Staples Vista Plaza Jensen Beach, FL 30% 1998/2004/NA 10 109,761 109,761 78,658 31,103 77,347 88.7% 70.5% 10.50 Bed Bath & Beyond, Michaels West Broward Shopping Center Plantation, FL 30% 1965/2005/NA 19 156,236 156,236 81,801 74,435 153,121 98.0% 98.0% 10.74 Badcock, National Pawn Shop, Save‐A‐Lot, US Postal Service Total / Average 390 2,829,367 2,521,367 1,493,338 1,028,029 2,171,127 91.0% 86.1% 12.56 $ Georgia Collins Pointe Plaza Cartersville, GA 20% 1987/2006/NA 18 94,267 94,267 46,358 47,909 85,433 90.6% 90.6% 8.49 $ Goodwill Paulding Pavilion Hiram, GA 20% 1995/2006/NA 12 84,846 84,846 60,509 24,337 82,896 97.7% 97.7% 15.12 Sports Authority, Staples Peachtree Hill Duluth, GA 20% 1986/2007/NA 34 150,872 150,872 87,411 63,461 94,965 63.7% 62.9% 10.35 Kroger Total / Average 64 329,985 329,985 194,278 135,707 263,294 80.1% 79.8% 11.25 $ Page 19 of 26

Ramco‐Gershenson Properties Trust Portfolio Summary Report As of September 30, 2010 Property Name Location Ownership % Number of Units Total Center GLA (1) Total Anchor Non‐Anchor Occupied % Leased % Occupied ABR psf Anchor Tenants (2) Year Built / Acquired / Renovated Company Owned GLA (1) Illinois Market Plaza Glen Ellyn, IL 20% 1965/2007/1996 35 163,054 163,054 66,079 96,975 156,161 95.8% 95.8% 14.99 $ Jewel Osco, Staples Rolling Meadows Shopping Center Rolling Meadows, IL 20% 1956/2008/1995 18 130,436 130,436 83,230 47,206 116,687 89.5% 89.5% 10.50 Jewel Osco, Northwest Community Hospital Total / Average 53 293,490 293,490 149,309 144,181 272,848 93.0% 93.0% 13.07 $ Indiana Merchants' Square Carmel, IN 20% 1970/2004/NA 45 358,875 278,875 69,504 209,371 249,875 90.8% 89.6% 10.14 $ (Marsh), Cost Plus, Hobby Lobby (3) Nora Plaza Indianapolis, IN 7% 1958/2007/2002 25 263,838 140,038 57,713 82,325 138,809 99.1% 99.1% 13.27 (Target), Marshalls, Whole Foods Total / Average 70 622,713 418,913 127,217 291,696 388,684 93.6% 92.8% 11.26 $ Maryland Crofton Centre Crofton, MD 20% 1974/1996/NA 19 252,491 252,491 196,570 55,921 226,725 89.8% 89.8% 7.34 $ Basics/Metro, Kmart, Gold's Gym Total / Average 19 252,491 252,491 196,570 55,921 226,725 89.8% 89.8% 7.34 $ Michigan Gratiot Crossing Chesterfield, MI 30% 1980/2005/NA 15 165,544 165,544 122,406 43,138 150,586 91.0% 91.0% 8.60 $ Jo‐Ann, Kmart Hunter's Square Farmington Hills, MI 30% 1988/2005/NA 37 357,302 357,302 194,236 163,066 349,469 98.3% 97.8% 16.39 Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx Millennium Park Livonia, MI 30% 2000/2005/NA 14 634,015 281,374 241,850 39,524 242,550 86.7% 86.2% 13.22 Home Depot, Marshalls, Michaels, PETsMART, (Costco), (Meijer) Southfield Plaza Expansion Southfield, MI 50% 1987/1996/2003 11 19,410 19,410 ‐ 19,410 14,010 81.5% 72.2% 15.31 Troy Marketplace Troy, MI 30% 2000/2005/NA 12 242,773 222,173 193,360 28,813 210,873 94.9% 94.9% 14.62 Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PETsMART, (REI) West Acres Commons Flint, MI 40% 1998/2001/NA 14 95,089 95,089 59,889 35,200 82,489 86.7% 86.7% 12.49 VG's Food Center Winchester Center Rochester Hills, MI 30% 1980/2005/NA 16 429,622 314,409 224,356 90,053 309,409 98.4% 98.4% 13.67 Borders, Dick's Sporting Goods, Linens 'N Things (5), Marshalls, Michaels, PETsMART, (Kmart) Total / Average 119 1,943,755 1,455,301 1,036,097 419,204 1,359,386 93.8% 93.4% 13.82 $ New Jersey Chester Springs Shopping Center Chester, NJ 20% 1970/1996/1999 41 224,153 224,153 81,760 142,393 201,859 90.1% 90.1% 13.65 $ Shop‐Rite Supermarket, Staples Total / Average 41 224,153 224,153 81,760 142,393 201,859 90.1% 90.1% 13.65 $ Ohio Olentangy Plaza Columbus, OH 20% 1981/2007/1997 41 231,507 231,507 116,707 114,800 212,522 92.3% 91.8% 10.58 $ Eurolife Furniture, Marshalls, MicroCenter, Sunflower Market (3) Avenue Upper Arlington OH 20% 1952/2007/2004 41 161 805 161 805 46 574 115 231 150 811 95 9% 93 2% 18 80 Bed Bath & Beyond The Shops on Lane Arlington, 161,805 161,805 46,574 115,231 150,811 95.9% 93.2% 18.80 Beyond, Whole Foods Total / Average 82 393,312 393,312 163,281 230,031 363,333 94.1% 92.4% 13.99 $ JV Subtotal / Average at 100% 838 6,889,266 5,889,012 3,441,850 2,447,162 5,247,256 91.5% 89.1% 12.67 $ Joint Venture Under Redevelopment: The Shops at Old Orchard W. Bloomfield, MI 30% 1972/2007/NA 18 79,919 79,919 36,044 43,875 75,369 94.3% 94.3% 18.25 $ Plum Market Total / Average 18 79,919 79,919 36,044 43,875 75,369 94.3% 94.3% 18.25 $ JV Total / Average at 100% 856 6,969,185 5,968,931 3,477,894 2,491,037 5,322,625 91.5% 89.2% 12.75 $ PORTFOLIO TOTAL / AVERAGE 1933 19,997,715 15,365,604 9,638,916 5,726,688 13,800,663 91.1% 89.8% 10.93 $ Footnotes (1) Company Owned GLA represents gross leaseable area that is owned by the Company. Total Center GLA includes Owned GLA and square footage attributable to non‐owned anchor space. (2) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis own their own GLA. (3) Tenant closed ‐ lease obligated. (4) The Town Center at Aquia is considered a development project by the Company. (5) Tenant closed in Bankruptcy, Leases are guaranteed by CVS. (6) Space delivered to tenant. Page 20 of 26

Ramco-Gershenson Properties Trust
Joint Venture Combining Balance Sheets
As of September 30, 2010 (unaudited)
(in thousands)

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	S-12 Associates Southfield, MI	Total JV's at 100%
ASSETS									
Investment in real estate									
Land	$ 76,926	$ 48,901	$ 2,879	$ 7,601	$ 4,019	$ 1,118	$ 1,653	$ 50	$ 143,147
Buildings and improvements	470,556	299,398	20,957	44,574	23,519	10,105	15,260	445	884,814
Construction in progress	829	411	-	29	-	-	-	-	1,269
Intangible assets, net	13,017	6,616	1,073	1,058	521	42	195	27	22,549
	561,328	355,326	24,909	53,262	28,059	11,265	17,108	522	1,051,779
Less: accumulated depreciation	(56,760)	(23,605)	(1,659)	(3,712)	(1,840)	(2,300)	(3,399)	(161)	(93,436)
Investments in real estate, net	504,568	331,721	23,250	49,550	26,219	8,965	13,709	361	958,343
Cash and cash equivalents	12,850	10,655	470	1,356	152	379	972	173	27,007
Accounts receivable, net	9,452	3,930	587	328	59	202	426	20	15,004
Other assets, net	2,383	1,983	112	-	218	74	271	94	5,135
TOTAL ASSETS	**$ 529,253**	**$ 348,289**	**$ 24,419**	**$ 51,234**	**$ 26,648**	**$ 9,620**	**$ 15,378**	**$ 648**	**$ 1,005,489**
LIABILITIES AND SHAREHOLDERS' EQUITY									
Mortgages and notes payable	$ 225,022	$ 216,139	$ 8,663	$ -	$ -	$ 8,401	$ 11,727	$ 734	$ 470,686
Accounts payable and accrued expenses	11,732	6,953	271	767	142	548	693	261	21,367
Total Liabilities	236,754	223,092	8,934	767	142	8,949	12,420	995	492,053
ACCUMULATED EQUITY (DEFICIT)	292,499	125,197	15,485	50,467	26,506	671	2,958	(347)	513,436
TOTAL LIABILITIES AND ACCUMULATED EQUITY	**$ 529,253**	**$ 348,289**	**$ 24,419**	**$ 51,234**	**$ 26,648**	**$ 9,620**	**$ 15,378**	**$ 648**	**$ 1,005,489**
									Ramco Equity Investment in Joint Ventures
EQUITY INVESTMENTS IN AND NOTES RECEIVABLE FROM UNCONSOLIDATED ENTITIES									
Equity Investments in Unconsolidated Entities	$ 81,607	$ 12,947	$ 2,947	$ 2,767	$ 1,735	$ (66)	$ 1,142	$ 743	$ 103,822
Notes Receivable from Unconsolidated Entities	-	16,824	-	-	-	-	-	-	16,824
Total Equity Investments in and Notes Receivable from Unconsolidated Entities	$ 81,607	$ 29,771	$ 2,947	$ 2,767	$ 1,735	$ (66)	$ 1,142	$ 743	$ 120,646

RAMCO GERSHENSON PROPERTIES TRUST

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Ramco-Gershenson Properties Trust
Joint Venture Contribution to Funds from Operations
For the Three and Nine Months Ended September 30, 2010 (unaudited)
(in thousands)

Three months ended September 30, 2010	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	S-12 Associates Southfield, MI	Total JV's at 100%	Ramco Pro-Rata Share
Total revenue	$ 12,345	$ 7,458	$ 572	$ 1,026	$ 536	$ 306	$ 617	$ 64	$ 22,924	$ 5,820
Operating expense	3,193	11,539	(7)	186	68	60	224	20	15,283	3,407
Depreciation and amortization	3,546	2,449	194	324	163	65	142	8	6,891	1,713
Interest expense	3,874	3,368	44	-	-	311	220	11	7,828	2,062
Total expenses	10,613	17,356	231	510	231	436	586	39	30,002	7,182
Net income (loss)	$ 1,732	$ (9,898)	$ 341	$ 516	$ 305	$ (130)	$ 31	$ 25	$ (7,078)	$ (1,362)
Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%	50%		
Ramco's share of net income (loss)	$ 520	$ (1,980)	$ 68	$ 36	$ 21	$ (52)	$ 13	$ 12		$ (1,362)
Add: Pro rata share of depreciation expense	1,069	485	37	23	12	27	48	4		1,705
Funds from operations contributed by JV's	**$ 1,589**	**$ (1,495)**	**$ 105**	**$ 59**	**$ 33**	**$ (25)**	**$ 61**	**$ 16**		**$ 343**

Nine months ended September 30, 2010	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Other Joint Ventures[1]	Total JV's at 100%	Ramco Pro-Rata Share
Total revenues	$ 39,332	$ 22,511	$ 1,572	$ 3,048	$ 1,652	$ 987	$ 1,912	$ 190	$ 71,204	$ 18,200
Operating expense	11,555	16,680	143	707	244	270	641	65	30,305	7,290
Depreciation and amortization	10,665	7,333	556	971	504	201	423	25	20,678	5,143
Interest expense	12,423	10,613	134	-	-	677	655	40	24,542	6,429
Total expenses	34,643	34,626	833	1,678	748	1,148	1,719	130	75,525	18,862
Net income (loss)	$ 4,689	$ (12,115)	$ 739	$ 1,370	$ 904	$ (161)	$ 193	$ 60	$ (4,321)	$ (662)
Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%			
Ramco's share of net income (loss)	$ 1,407	$ (2,423)	$ 148	$ 96	$ 63	$ (65)	$ 77	$ 35		$ (662)
Add: Pro rata share of depreciation expense	3,184	1,459	108	68	35	80	143	13		5,090
Funds from operations contributed by JV's	**$ 4,591**	**$ (964)**	**$ 256**	**$ 164**	**$ 98**	**$ 15**	**$ 220**	**$ 48**		**$ 4,428**

(1) Other joint ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest thru May 2010).

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Ramco‐Gershenson Properties Trust Summary of Joint Venture Debt As of September 30, 2010 (unaudited) Ramco Stated Ramco Ownership Mortgage Maturity Loan Interest Share of Property Location Lender or Servicer Interest Balance Date Type Rate Debt Peachtree Hill Duluth, GA Key Bank NA 20% 11,000,000 Feb‐11 Variable 6.50% (1) 2,200,000 Martin Square Stuart, FL Berkadia Commercial Mortgage 30% 12,486,979 Aug‐11 Fixed 7.44% 3,746,094 Shenandoah Square Davie, FL L.J. Melody & Co/Salomon 40% 11,727,236 Feb‐12 Fixed 7.33% 4,690,894 Paulding Pavilion Hiram, GA Fifth Third Bank 20% 8,662,499 Jun‐12 Variable 1.80% (2) 1,732,500 West Broward Shopping Center Plantation, FL Berkadia Commercial Mortgage 30% 9,406,755 Oct‐12 Fixed 6.64% 2,822,027 Mission Bay Plaza Boca Raton, FL Wells Fargo Bank, NA 30% 43,513,303 Jul‐13 Fixed 6.64% 13,053,991 Winchester Center Rochester Hills, MI Wachovia 30% 27,593,809 Jul‐13 Fixed 8.11% 8,278,143 Hunter's Square Farmington Hills, MI Wachovia 30% 35,855,276 Aug‐13 Fixed 8.15% 10,756,583 The Plaza at Delray Delray Beach, FL CIGNA 20% 47,410,554 Sep‐13 Fixed 6.00% 9,482,111 Chester Springs Shopping Center Chester, NJ Citigroup 20% 22,412,529 Oct‐13 Fixed 5.51% 4,482,506 Village Plaza Lakeland, FL Citigroup 30% 9,300,000 Sep‐15 Fixed 5.01% 2,790,000 Millennium Park Livonia, MI Citigroup 30% 32,000,000 Oct‐15 Fixed 5.02% 9,600,000 Rolling Meadows Shopping Center Rolling Meadows, IL Wells Fargo Bank, NA 20% 11,911,250 Dec‐15 Fixed 5.34% 2,382,250 Southfield Plaza Expansion Southfield, MI GECA 50% 734,055 May‐16 Fixed 5.88% (3) 367,028 Troy Marketplace Troy, MI Deutsche Banc 30% 21,900,000 Jun‐16 Fixed 5.90% 6,570,000 Gratiot Crossing Chesterfield Twp., MI Deutsche Banc 30% 13,500,000 Jun‐16 Fixed 5.90% 4,050,000 Crofton Centre Crofton, MD Citigroup 20% 17,000,000 Jan‐17 Fixed 5.85% 3,400,000 Merchants' Carmel TIAA 20% 32 700 000 May 17 6 04% 6 540 000 Page 23 of 26 Square Carmel, IN TIAA‐CREF 32,700,000 May‐Fixed 6.04% 6,540,000 The Shops on Lane Avenue Upper Arlington, OH Principal Global Investors 20% 27,600,000 Jan‐18 Variable 5.95% (4) 5,520,000 Olentangy Plaza Columbus, OH Principal Global Investors 20% 21,600,000 Jan‐18 Variable 5.88% (4) 4,320,000 Market Plaza Glen Ellyn, IL Principal Global Investors 20% 24,505,000 Jan‐18 Variable 5.88% (4) 4,901,000 Treasure Coast Commons Jensen Beach, FL GE Group Life Assurance 30% 8,387,448 Jun‐20 Fixed 5.54% 2,516,234 Vista Plaza Jensen Beach, FL First Colony Life Insurance 30% 11,078,608 Jun‐20 Fixed 5.54% 3,323,582 West Acres Commons Flint, MI Midland Loan Services 40% 8,401,214 Apr‐30 Fixed 10.14% (5) 3,360,486 Total Debt 470,686,515 $ 120,885,429 $ (1) Interest rate is variable based on LIBOR plus 4.50% and has a 2.00% LIBOR floor. (2) Interest rate is variable based on LIBOR plus 1.45%. (3) Resets per formula annually each June 1. (4) Interest rate is fixed for five years and then lender has right to reset interest rate in 2013. (5) Interest rate increased to 10.14% on 04/01/2010.

Ramco‐Gershenson Properties Trust Joint Venture Same Properties Analysis For the Three and Nine Months Ended September 30, 2010 (unaudited) (in thousands) 2010 2009 % Change 2010 2009 % Change Number of Properties (1) 30 30 0% 30 30 0% Occupancy 89.1% 90.1% ‐1.0% 89.1% 90.1% ‐1.0% REVENUE Minimum Rent 14,877 $ 15,812 $ ‐5.9% 45,453 $ 48,098 $ ‐5.5% Percentage Rent 209 132 58.3% 338 242 39.7% Recovery income from tenants 4,741 5,558 ‐14.7% 15,280 16,579 ‐7.8% Other property income 359 238 50.8% 758 456 66.2% 20,186 $ 21,740 $ ‐7.1% 61,829 $ 65,375 $ ‐5.4% EXPENSES Three Months Ended September 30, Nine Months Ended September 30, Page 24 of 26 Real estate taxes 3,169 $ 3,357 $ ‐5.6% 10,259 $ 10,466 $ ‐2.0% Recoverable operating expense 2,095 2,444 ‐14.3% 6,731 7,071 ‐4.8% Other non‐recoverable operating expense 1,783 1,494 19.3% 5,039 4,615 9.2% 7,047 $ 7,295 $ ‐3.4% 22,029 $ 22,152 $ ‐0.6% NET OPERATING INCOME 13,139 $ 14,445 $ ‐9.0% 39,800 $ 43,223 $ ‐7.9% Operating Expense Recovery Ratio 90.1% 95.8% ‐5.7% 89.9% 94.5% ‐4.6% (1) Excludes straight‐line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
As of September 30, 2010

New leases	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF [1]	Rent Growth %	Wtd. Avg. Lease Term
3rd Quarter 2010	10	36,263	$12.58	$13.41	-6.2%	7.5
2nd Quarter 2010	19	114,143	$13.72	$14.35	-4.4%	8.4
1st Quarter 2010	6	30,097	$12.17	$11.86	2.6%	8.1
Total 9 months	**35**	**180,503**	**$13.23**	**$13.75**	**-3.8%**	**8.2**

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF [1]	Rent Growth %	Wtd. Avg. Lease Term
3rd Quarter 2010	26	223,312	$13.22	$13.21	0.1%	4.4
2nd Quarter 2010	28	227,346	$9.55	$9.47	0.8%	4.4
1st Quarter 2010	33	187,849	$12.35	$15.53	-20.5%	3.1
Total 9 months	**87**	**638,507**	**$11.66**	**$12.56**	**-7.2%**	**4.0**

Total Comparable Leases [2]	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF [1]	Rent Growth %	Wtd. Avg. Lease Term
3rd Quarter 2010	36	259,575	$13.13	$13.24	-0.8%	4.8
2nd Quarter 2010	47	341,489	$10.94	$11.10	-1.4%	5.7
1st Quarter 2010	39	217,946	$12.33	$15.02	-17.9%	3.8
Total 9 months	**122**	**819,010**	**$12.00**	**$12.82**	**-6.4%**	**4.9**

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF [1]	Rent Growth %	Wtd. Avg. Lease Term
3rd Quarter 2010	42	305,261	$12.72	N/A	N/A	5.5
2nd Quarter 2010	54	366,245	$11.56	N/A	N/A	6.3
1st Quarter 2010	41	285,304	$10.84	N/A	N/A	5.3
Total 9 months	**137**	**956,810**	**$11.72**	**N/A**	**N/A**	**5.7**

[1] Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.

[2] Comparable leases represent those leases signed on spaces for which there was a former tenant.

RAMCO GERSHENSON PROPERTIES TRUST

Page 25 of 26

Ramco-Gershenson Properties Trust

Joint Venture Summary of Expiring GLA

As of September 30, 2010

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases				
Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf
(2)	-	-	0.0%	0.0%	$ -	16	42,175	1.7%	1.9%	$ 16.92	16	42,175	0.7%	1.1%	$ 16.92
2010	1	22,128	0.6%	0.5%	7.05	21	84,247	3.4%	2.3%	9.86	22	106,375	1.8%	1.5%	9.28
2011	3	87,362	2.5%	2.2%	7.74	125	344,770	13.8%	15.5%	16.54	128	432,132	7.2%	9.4%	14.76
2012	5	224,553	6.5%	5.3%	7.32	114	362,977	14.6%	17.7%	17.92	119	587,530	9.8%	12.0%	13.87
2013	11	437,427	12.6%	13.2%	9.39	105	286,655	11.5%	14.7%	18.94	116	724,082	12.1%	14.1%	13.17
2014	11	400,292	11.5%	10.4%	8.07	69	239,877	9.6%	11.5%	17.73	80	640,169	10.7%	11.0%	11.69
2015	13	517,523	14.9%	15.3%	9.16	62	232,017	9.3%	10.7%	17.06	75	749,540	12.6%	12.8%	11.60
2016	11	380,596	10.9%	12.7%	10.31	33	166,450	6.7%	8.0%	17.81	44	547,046	9.2%	10.2%	12.59
2017	5	134,910	3.9%	6.6%	15.15	17	69,490	2.8%	4.2%	22.02	22	204,400	3.4%	5.3%	17.49
2018	4	177,514	5.1%	6.0%	10.43	12	65,308	2.6%	3.0%	16.70	16	242,822	4.1%	4.3%	12.12
2019	5	201,705	5.8%	7.8%	11.98	13	43,839	1.8%	2.4%	20.37	18	245,544	4.1%	4.9%	13.48
2020+	12	648,284	18.6%	20.0%	9.60	24	152,526	6.1%	8.1%	19.42	36	800,810	13.5%	13.4%	11.47
Sub-Total	**81**	**3,232,294**	**92.9%**	**100.0%**	**$ 9.59**	**611**	**2,090,331**	**83.9%**	**100.0%**	**$ 17.62**	**692**	**5,322,625**	**89.2%**	**100.0%**	**$ 12.75**
Vacant	9	245,600	7.1%	N/A	N/A	155	400,706	16.1%	N/A	N/A	164	646,306	10.8%	N/A	N/A
Total	**90**	**3,477,894**	**100.0%**	**100.0%**	**N/A**	**766**	**2,491,037**	**100.0%**	**100.0%**	**N/A**	**856**	**5,968,931**	**100.0%**	**100.0%**	**N/A**

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.

(2) Tenants currently under month to month lease or in the process of renewal.

RAMCO GERSHENSON PROPERTIES TRUST

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